UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 1, 2025

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

EXPLANATORY NOTE: This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on August 1, 2025 (the “Initial 8-K”), for the event dated August 1, 2025. The sole purpose for filing this amended report is to correct a scrivener’s error contained in the conference call transcript attached as Exhibit 99.1 to the Initial 8-K as described further below. A corrected Exhibit 99.1 is attached to this Current Report on Form 8-K/A as Exhibit 99.1.

ITEM 7.01     REGULATION FD DISCLOSURE
On August 1, 2025, Braemar Hotels & Resorts Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission reporting that the Company held an earnings conference call for its second quarter ended June 30, 2025. A copy of the conference call transcript (the “Original Transcript”) was attached to the Initial 8-K as an exhibit. Due to a scrivener’s error, the Original Transcript reported that Comparable RevPAR growth for the Company’s urban hotels was 0.5% during the second quarter of 2025. Actual Comparable RevPAR growth for the Company’s urban hotels was 1.3% during the second quarter of 2025. This Form 8-K/A amends the Initial 8-K to amend the Original Transcript to reflect this correction. The corrected conference call transcript is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number         Description

99.1    Second Quarter 2025 Earnings Conference Call Transcript of the Company, dated August 1, 2025
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: August 1, 2025	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer